Filed pursuant to Rule 497(e)

File Nos. 33-36578 and 811-6161

ALLIANZ FUNDS

Supplement Dated May 1, 2006

to the Prospectus for Institutional and Administrative Class Shares of Allianz RCM Funds

Dated April 1, 2006

Disclosure Relating to the RCM Financial Services Fund

The section of the Prospectus captioned “Management of the Funds” is revised to indicate that Adam D. Compton, a Director and Senior Research Analyst at RCM, is now the sole individual at RCM with primary responsibility for the RCM Financial Services Fund.

Filed pursuant to Rule 497(e)

File Nos. 33-36578 and 811-6161

ALLIANZ FUNDS

Supplement Dated May 1, 2006

to the Allianz Funds Statement of Additional Information

Dated April 1, 2006

The subsection captioned “RCM” in the section titled “Portfolio Manager Compensation” is revised to reflect that Adam Compton is now the sole individual at RCM with primary responsibility for the RCM Financial Services Fund. As a result, all information relating to Ernst Schleimer is hereby removed.